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                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934


                              April 1, 1998
           ------------------------------------------------------
              Date of Report (Date of earliest event reported)


                        INHALE THERAPEUTIC SYSTEMS
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


      California                     023556                  94-3134940
----------------------          ----------------         ------------------
(State or other jurisdiction      (Commission             (I.R.S. Employer
 of incorporation)                File Number)            Identification No.)


                             150 Industrial Road
                             San Carlos, CA 94070
                  ----------------------------------------
                  (Address of principal executive offices)


                               (650) 631-3100
             ----------------------------------------------------
             (Registrant's telephone number, including area code)


                                      1.
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ITEM 5.  OTHER EVENTS

     On April 1, 1998, Inhale Therapeutic Systems announced the completion of a re-negotiation of its collaborative agreement with Baxter International, Inc. A press release relating to the re-negotiation is attached hereto as
Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

          99.1  Press Release dated April 1, 1998


                                      2.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INHALE THERAPEUTIC SYSTEMS


Dated:  April 7, 1998               By: /s/ Robert B. Chess
                                        -------------------------------------
                                        Robert B. Chess
                                        President and Chief Executive Officer


                                      3.